First Quarter 2015 Results May 19, 2015

Forward-Looking Statements Forward-looking statements in this presentation regarding our revenues, restaurant-level operating profit margins, new restaurant growth (including Red Robin Burger Works) and remodels, future economic performance, costs, expenses, tax rate, capital investments, promotions, statements under the heading “2015 Outlook,” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s marketing and menu strategies to achieve restaurant sales growth; the number, cost, timing, and ability to fulfill planned expansion and restaurant remodeling; the cost and availability of key food products, labor, and energy; the ability to achieve revenue and cost savings from our anticipated new technology systems and other initiatives; the macro economic and competitive environment; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period- to-period comparisons. For a reconciliation of non- GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com. 1

Strategic Priorities Engagement Efficiency Expansion 2

Brand Transformation Initiative 3 122 completed through April 19, 2015 Targeting 150 transformations in 2015

Chicago and D.C. Red Robin Burger Works® continuing with strong sales Planning fourth market for expansion Red Robin Burger Works 4

Q1 Marketing Initiatives Continued $6.99 Everyday Value message on television The Wild Pacific Crab Cake Burger (Finest) Strong gift card redemptions The Cure Burger – Secret Menu Item Burgers and a Movie™ - popular Paul Blart Mall Cop 2 5

Financial Update 6

Comparable restaurant revenue up 3.1%, Guest counts up 1.1% Restaurant revenue increased 16.0% Restaurant-level operating profit was 23.0% compared to 22.4% in prior year Adjusted EBITDA was $47.0 million, an increase of 27.1% Adjusted diluted EPS of $1.10, an increase of 34.1% 1 Red Robin® restaurant and 3 Red Robin Burger Works opened Red Robin Delivered Strong Q1 Results 7

Q1-15 Sales Highlights (1) Excludes Red Robin Burger Works® fast casual restaurants 8 Q1-15 (16 Weeks) Q1-14 (16 Weeks) Change Restaurant revenue $388.5 million $335.0 million +16.0% Total company revenues $394.9 million $340.5 million +16.0% Company-owned comp revenue 3.1% 5.4% -230 bps Price/Mix 2.0% 4.9% -290 bps Guest counts 1.1% 0.5% +60 bps Franchised comp revenue 6.8% 7.2% +40 bps Company avg. weekly revenue/unit(1) - total $59,207 $58,382 +1.4% Company avg. weekly revenue/unit(1) - comp $60,289 $58,492 +3.1% Avg. weekly restaurant level operating profit/unit(1) - comp $14,667 $13,360 +9.8% Red Robin operating weeks(1) 6,526 5,718 +14.1% Burger Works operating weeks 134 92 +45.7% Net sales/sq. ft (TTM) $465 $460 +1.1%

5.4% 1.2% 0.9% 3.6% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q114 Q214 Q314 Q414 Q115 Comparable Restaurant Revenue Growth 9

21.5% 23.3% 20.4% 21.7% 22.4% 22.2% 19.5% 21.3% 23.0% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2013 2014 2015 (2) (2) (2) RLOP (1) Margins 10 (1) See reconciliation of non-GAAP restaurant-level operating profit to income from operations and net income on Schedule II of the Q1 press release posted on redrobin.com (2) Excluding 2014 acquired restaurants, restaurant-level operating profit margin was 23.7% in the first quarter of 2015, 22.2% in the fourth quarter of 2014, and 20.1% in the third quarter of 2014

Q1-15 Restaurant Results 11 % of Restaurant Revenue Q1-15 % of Restaurant Revenue Q1-14 Favorable (Unfavorable) Cost of sales 25.2% 25.1% (10 bps) Labor 32.0% 33.1% 110 bps Other operating 12.0% 12.1% 10 bps Occupancy 7.8% 7.3% (50 bps) Restaurant Level Operating Profit (Non-GAAP) 23.0% 22.4% 60 bps

$32.5 $29.7 $21.0 $25.8 $37.0 $29.3 $25.6 $31.1 $47.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 Q2 Q3 Q4 2013 2014 2015 See slide 21 for reconciliation of non-GAAP Adjusted EBITDA to Net Income Trailing 4 Quarters Q1 2015 $132.9M Q1 2014 $113.5M Adjusted EBITDA $ in millions 12

Adjusted Net Income $9.5 $11.1 $4.7 $9.1 $11.9 $9.8 $7.2 $9.4 $15.6 $3.0 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 Q1 Q2 Q3 Q4 2013 2014 2015 30.9% Growth Q1 2015 vs Q1 2014 $ in millions 13 See slide 22 for reconciliation of non-GAAP Adjusted Net Income to Net Income

Adjusted Earnings Per Diluted Share $0.66 $0.77 $0.32 $0.62 $0.82 $0.68 $0.50 $0.66 $1.10 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 Q1 Q2 Q3 Q4 2013 2014 2015 14 See slide 22 for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings Per Diluted share 34.1% Growth Q1 2015 vs Q1 2014

2015 Outlook Total revenues expected to grow 12.0% to 12.5% Comparable restaurant revenue growth expected between 2.5% to 3.0% RLOP margins expected to be approximately 22.0% Open 20 new and relocated 3 company-owned Red Robin restaurants, open 5 Red Robin Burger Works, and complete approximately 150 remodels Capital investments expected to be approximately $170 million G&A costs expected to be between $100 million and $101 million; selling expenses expected to be approximately 3.3% of sales Pre-opening expense approximately $7.5 million Depreciation and amortization costs projected to be between $78 million and $79 million Interest expense expected to be approximately $4 million and the tax rate is expected to be approximately 27.5% 15

In Closing 16

Thank you to all of our Team Members! 17

Appendix 18

$40.4 $30.6 $11.2 $31.3 $36.0 $20.1 $26.8 $40.7 $36.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 Q2 Q3 Q4 2013 2014 2015 Cash Flow from Operations $ in millions 19 Trailing 4 Quarters Q1 2015 $123.5M Q1 2014 $109.2M

Q1-15 Commodity Update 20 % of Total COGS in Q1-15 Market vs. Contract Ground beef 16.0% Market Poultry 10.8% 60% Contract through 12/15, 40% through 6/15 Steak fries 9.8% Contract through 10/16 Meat 6.7% Bacon through 9/15; Prime rib through 12/15 Produce 6.6% Contract through 10/15 Bread 6.1% Contract through 6/15 Seafood 3.7% Cod through 6/15; Shrimp through 6/15 Fry oil 1.8% Contract through 6/15

Adjusted EBITDA Reconciliation to Net Income Numbers are displayed in Thousands 21 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income as reported $ 9,480 $ 11,139 $ 4,661 $ 6,959 $ 11,944 $ 9,470 $ 7,208 $ 3,939 $16,565 Adjustments to net income: Income tax expense 2,977 3,576 1,517 940 4,424 3,521 1,032 321 6,220 Interest expense, net 1,052 623 558 399 689 619 927 720 1,088 Depreciation and amortization 17,834 13,319 13,436 13,611 18,886 14,120 15,209 16,364 23,003 Non-cash stock-based compensation 1,192 1,050 857 724 1,009 1,021 1,178 959 1,446 Change in estimate for gift card breakage - - - - - - - - (1,369) Loss on debt refinancing - - - - - - - - - Impairment and closure charges - - - 1,517 - - - 8,833 - Non-recurring special bonus - - - 1,626 - - - - - Executive transition - - - - - 544 - - - Adjusted EBITDA $ 32,535 $ 29,707 $ 21,029 $ 25,776 $ 36,952 $ 29,295 $ 25,554 $ 31,136 $ 46,953

Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share 22 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income as reported $ 9,480 $ 11,139 $ 4,661 $ 6,959 $ 11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 Adjustments to net income: Change in estimate for gift card breakage - - - - - - - - (1,369) Loss on debt refinancing - - - - - - - - - Executive transition & severance - - - - - 544 - - - Impairment and closure charges - - - 1,517 - - - 8,833 - Non-recurring special bonus - - - 1,626 - - - - - Income tax expense of adjustments - - - (974) - (183) - (3,379) 439 Adjusted net income $ 9,480 $ 11,139 $ 4,661 $ 9,128 $ 11,944 $ 9,831 $ 7,208 $ 9,393 $ 15,635 Diluted net income per share: Net income as reported $ 0.66 $ 0.77 $ 0.32 $ 0.48 $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 Adjustments to net income: Change in estimate for gift card breakage - - - - - - - - (0.09) Loss on debt refinancing - - - - - 0.04 - - - Impairment and closure charges - - - 0.10 - - - 0.62 - Non-recurring special bonus - - - 0.11 - - - - - Income tax expense of adjustments - - - (0.07) - (0.01) - (0.24) 0.03 Adjusted EPS – diluted $ 0.66 $ 0.77 $ 0.32 $ 0.62 $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 Numbers are displayed in Thousands except per share data